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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                  June 5, 2000

                         Commission File Number: 0-24846

                          COLORADO CASINO RESORTS, INC.
             (Exact name of Registrant as specified in its Charter)


           Texas                                                  84-1303693
(State or other jurisdiction of                                 (IRS Employer
incorporation or organization)                               Identification No.)

                             One South Nevada Street
                                    Suite 200
                           Colorado Springs, CO 80903
                                 (719) 635-7047
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


      SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT:
                         Common Stock, $0.001 Par Value
                                (Title of Class)

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                    Item 6. Changes of Registrant's Directors

On May 12, 2000 Rudy Saenz resigned as a director of the board of Colorado Casino Resorts, Inc.

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                  COLORADO CASINO RESORTS, INC. & SUBSIDIARIES


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 5th day of June, 2000.

                                         COLORADO CASINO RESORTS, INC.

June 5, 2000                    By:      /s/ Michael S. Smith
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                                         Michael S. Smith
                                         Interim President and Chief Executive
                                         Officer, Secretary and General Counsel,
                                         Director